2003 STOCKHOLDER MEETING


                                 FIRST SENTINEL

                                                  GROUNDED IN
                                                  TRADITION,

                                                  POSITIONED FOR THE
                                                  FUTURE


   [GRAPHIC OMITTED - Person with binoculars looking at lighthouse]
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FIRST
SENTINEL

This presentation contains statements that are forward looking in nature, such as references to strategic initiatives and growth plans. Forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated due to a large number of factors. Please refer to First Sentinel's 10-K and 10-Qs for a discussion of these risks.

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                              Quality asset growth

     [The table below represents a bar chart contained in the presentation]

                          Total Assets at December 31

                     1998     1999     2000     2001     2002
                     ----     ----     ----     ----     ----
                   $1,855   $1,905   $1,969   $2,139   $2,257

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Prepayments hit record highs in 2002, forcing reinvestment in mortgage-backed and investment securities

     [The table below represents a pie chart contained in the presentation]

                              Asset Mix @ 12/31/02

Cash/Fed Funds  Investments     MBS     Loans   FF&E    Other
--------------  -----------     ---     -----   ----    -----
     3%              6%         35%      53%     1%      2%

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                   Despite record originations, the portfolio
                        decreased as loan production was
                    outweighed by refinances and prepayments

     [The table below represents a bar chart contained in the presentation]

                        Loans Receivable at December 31

                    1998     1999     2000     2001     2002
                    ----     ----     ----     ----     ----
                   $ 855   $1,016   $1,185   $1,243   $1,201
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                             The loan portfolio mix
                      has maintained its low-risk profile

     [The table below represents a pie chart contained in the presentation]

                        Loans Receivable @ 12/31/02

Comm RE/Multi-family    Other   Home Equity     Construction    Single-family
--------------------    -----   -----------     ------------    -------------
        15%              1%          9%              6%               69%

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                  Historically low interest rates contributed
                             to record originations

     [The table below represents a pie chart contained in the presentation]

                            Loan Originations - 2002

First Mtges  Home Equity  Construction Comm RE Multi-family/Other Loan Purchases
-----------  -----------  ------------ ------- ------------------ --------------
   50.8%        20.5%         14.6%      8.3%         1.6%              4.2%

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                          Adhering to our underwriting
                                   standards

     [The table below represents a bar chart contained in the presentation]

                                        1998    1999    2000    2001    2002
                                        ----    ----    ----    ----    ----
Non-Performing Loans (thousands) .... $4,265  $2,682  $2,389  $1,849  $1,764
Reserves/Non-performing loans .......   223%    410%    517%    699%    727%

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                        Prepayments pressured yields on
                         MBS as interest rates declined

     [The table below represents a pie chart contained in the presentation]

                     Mortgage-backed Securities @ 12/31/2002

ARMs    Balloons        10yr Fxd        15yr Fxd        20/30yr Fxd     CMOs
----    --------        --------        --------        -----------     ----
66.3%     2.9%             2.4%            3.9%             9.1%        15.4%

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                    Reinvestment risk was, and continues to
                       be, a challenge in these uncertain
                                 economic times

     [The table below represents a pie chart contained in the presentation]

                        Investments @ December 31, 2002

US Gov't/Agencies    Muni's/CRA    Corporates   Trust Preferreds        Equities
-----------------    ----------    ----------   ----------------        --------
     48.1%               10.5%         27.7%           12.0%               1.7%

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                          The Company has an internal
                        borrowing limit of 30% of assets

     [The table below represents a bar chart contained in the presentation]

                           1998        1999        2000        2001        2002
                           ----        ----        ----        ----        ----
                                                  (millions)
Borrowings .........      $  265      $  422      $  506      $  546      $  597

Deposits ...........      $1,268      $1,214      $1,219      $1,315      $1,388

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                     Core deposits as a percentage of total
                        deposits accelerated during 2002

     [The table below represents a bar chart contained in the presentation]

                             Deposits @ December 31

                                1998       1999       2000       2001       2002
                                ----       ----       ----       ----       ----
                                                  (millions)
Core Deposits ...........       $554       $564       $571       $661       $785

Certificates ............       $714       $649       $649       $654       $603

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                     Core deposits increased as we shifted
                     our focus on commercial account growth

     [The table below represents a pie chart contained in the presentation]

                             Deposits at 12/31/2002

Non-interest bearing      Checking       Money Market      Savings         CDs
--------------------      --------       ------------      -------         ---
        5.1%                9.6%             26.5%          15.3%         43.4%

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                        Record 2002 earnings negatively
                      impacted by loan loss provision and
                                 WorldCom bonds

     [The table below represents a bar chart contained in the presentation]

                     Net Income/Diluted Earnings Per Share

                                  1998     1999      2000       2001    2002
                                  ----     ----      ----       ----    ----
Net Income (thousands) ........ $19,493   $23,652   $22,968   $25,311  $26,073
Earnings Per Share ............    0.46      0.59      0.68      0.82     0.89

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                        Company return on average assets
                           consistently exceeds peers

     [The table below represents a bar chart contained in the presentation]

                                  1998      1999      2000      2001      2002
                                  ----      ----      ----      ----      ----
First Sentinel ...............    1.12%     1.25%     1.17%     1.25%     1.17%
Thrifts $1B-$5B ..............    0.87%     0.85%     0.78%     0.87%     0.99%
Mid Atlantic Thrifts .........    0.78%     0.74%     0.80%     0.76%     0.88%

Source: SNL Financial

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                       Return on average equity improves
                       as capital strategies are deployed

     [The table below represents a line chart contained in the presentation]

                                        1998    1999     2000    2001    2002
                                        ----    ----     ----    ----    ----
First Sentinel ......................  7.41%   7.99%   10.17%   11.09%   11.39%
Thrifts converted in '98 (Median) ...  6.32%   4.70%    5.76%    5.26%    7.57%
Mid Atlantic Thrifts ................  7.73%   7.86%    7.83%    7.71%   10.10%

Source: SNL Financial
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                   Maintaining control of expenses continues
                          to be a focus of management

     [The table below represents a line chart contained in the presentation]

                         Efficiency Ratio @ December 31

                                        1998    1999    2000    2001    2002
                                        ----    ----    ----    ----    ----
First Sentinel ........................ 43.4%   40.0%   40.4%   41.0%   39.2%
Mid Atlantic Thrifts (Median) ......... 62.1%   64.4%   65.0%   62.6%   62.4%

Source: SNL Financial
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                        Relative Stock Price Performance

       [GRAPHIC OMITTED - Line Chart of Relative Stock Price Performance
                            from 4/14/98 to 4/15/03]


                         5 Year Return  3 Year Return  1 Year Return  YTD Return
                         -------------  -------------  -------------  ----------
FSLA ...................     40.9 %          34.9 %         5.3 %          2.8 %
LB Thrift Index ........     28.2            15.5           0.3            4.7
LB Small-Cap Index .....     (8.4)            2.9         (17.6)          (4.7)
S&P 500 ................    (20.4)          (24.7)        (19.2)           1.2

---------
LB THRIFT INDEX INCLUDES: AF, BBX, CFB, DCOM, FBBC, FBC, FED, GDW, GPT, HCBK, ICBC, MAFB, NYCB, PBCT, RSLN, SIB, WBST, WFSL and WM.
LB SMALL-CAP BANK INDEX INCLUDES: ASBC, BOH, CBSH, CFR, CHZ, CNB, FCF, FMBI, FMER, GBBK, HIB, MRBK, PFGI, SIVB, SKYF, SWBT, VLY and WABC.

LB - Lehman Bros.

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                        Cash dividend increased 26.6% in
                        2002 and 10.5% in February 2003

     [The table below represents a bar chart contained in the presentation]

                               1998       1999      2000        2001       2002
                               ----       ----      ----        ----       ----
Dividend per Share .......... $0.15      $0.37      $0.24      $0.30      $0.36
Payout ratio ................  32.6%      62.7%      35.3%      36.6%      40.4%

1999 includes special, one-time $0.15 cash dividend

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                      Despite margin compression, earnings
                       per share increased from last year

                                              Quarter Ended       Quarter Ended
(Dollars in thousands)                        March 31, 2003      March 31, 2002
                                              --------------      --------------
Net income ...........................              $6,550               $6,601
Diluted earnings per share ...........               $0.24                $0.22
Return on average equity .............              11.98%               11.43%
Return on average assets .............               1.16%                1.22%
Total assets .........................          $2,291,231           $2,194,261
Total deposits .......................          $1,406,077           $1,351,494
Asset Quality
-------------
Non-performing assets ................              $1,419               $1,979
Allowance to total loans .............               1.04%                1.03%

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                      Business Strategies for 2003 & Beyond

* Branch expansion - 4 new locations over next three years

* Growth of loan portfolio with concentration in commercial real estate lending

* Continued product development to grow core deposits and reduce wholesale borrowings

* Expansion of net interest margin

* Fee income improvement

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                          Capital Management Strategy

* Repurchased 2.6 million shares of FSLA at an average cost of $13.82 per share during 2002

* Completed sixth Stock Repurchase Program and started seventh in February 2003

* Increased cash dividend 10.5% to $0.105 per share in February 2003

* Reviewing opportunities within financial services arena that are earnings and/or market accretive

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                        Central Jersey Focused Franchise

             [GRAPHIC OMITTED - Map of Central New Jersey indicating
                           possible de novo branches]

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                              Corporate Governance

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                                   The Future

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                                 FIRST SENTINEL

                              Questions & Comments